Exhibit 99.2

Highly Confidential Information Provided Pursuant to Confidentiality Agreement Subject to FRE 408
Appvion
Presentation to Secured Noteholders
September 7, 2017

Forward-Looking Statements
This presentation contains forward-looking statements. The words “will,” “may,” “should,” “believes,”
“anticipates,” “intends,” “estimates,” “expects,” “projects,” “plans,” “seek” or similar expressions are intended to identify forward-looking statements. All statements in this news release, other than statements of historical fact, including statements which address Appvion’s strategy, future operations, future financial position, estimated revenues, projected costs, prospects, plans and objectives of management and events or developments that Appvion expects or anticipates will occur, are forward-looking statements. All forward-looking statements speak only as of the date on which they are made. They rely on a number of assumptions concerning future events and are subject to a number of risks and uncertainties, many of which are outside the Company’s control that could cause actual results to differ materially from such statements. These risks and uncertainties include, but are not limited to, the factors listed under “Item 1A—Risk Factors” in the Annual Report on Form 10-K for the year ended December 31, 2016, as amended by the 10-Q for the period ending June 30, 2017. Many of these factors are beyond Appvion’s ability to control or predict. Given these uncertainties, you should not place undue reliance on the forward-looking statements. Neither Appvion nor any of its advisors (including Guggenheim Securities) undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Senior Management
CEO since August 2015 and previously joined Appvion in June 2014 as president of Kevin Gilligan Appvion’s paper division Chief Executive Officer & ï,— Director on Appvion’s board since January 2016
Board Director
Prior to joining Appvion, served on the executive committee for H.B. Fuller as VP Asia Pacific and VP Global Operations
CFO effective June 2017 and previously joined Appvion in March 2016 as Corporate Luke Kelly Controller and responsible for Appvion’s financial reporting and planning, treasury and tax management
VP of Finance & Chief
Financial Officer Prior to joining Appvion, served as SVP of Finance & IT for The Manitowoc Company’s foodservice segment
SVP of administration and general counsel since August 2015
Tami Van Straten
Prior to joining Appvion, served as law clerk to the Honorable N. Patrick Crooks of the Sr. VP of Administration Wisconsin Supreme Court and also worked in private legal practice and General Counsel
Justin Merritt SVP of sales, marketing, and research and development since September 2016 and previously joined Appvion as VP of thermal in April 2015
Sr. VP of Sales,
Marketing, and Research Prior to joining Appvion, served as VP of corporate accounts for the dairy and and Development beverage/brewery segments of Ecolab, Inc

Table of Contents
1. Executive Summary
2. Company Overview a) Thermal Segment Overview b) Carbonless Segment Overview
3. Financial Summary

Executive Summary

Executive Summary
Headquartered in Appleton, Wisconsin, Appvion, Inc. (“Appvion” or the “Company”) is a leading manufacturer of specialty, high value added coated paper products, including thermal, carbonless and security papers
The Company operates through two primary segments: Thermal Papers (~59% of 2016 Net Sales) and
Carbonless Paper (~41% of 2016 Net Sales)
Following a challenging year in FY 2015 driven primarily by a soft pricing environment in Thermal Point of
Sale (“POS”), Appvion successfully executed on its business plan in FY 2016, which resulted in a ~20%
YoY Adj. EBITDA improvement
Key drivers of the performance improvement in FY 2016 included cost/performance initiatives in manufacturing operations, targeted SG&A savings and continued growth in Thermal Tag, Label and Entertainment (“TLE”)
As of LTM Q2 FY ‘17, Appvion generated Net Sales, Adj. EBITDA and Pro Forma (“PF”) Adjusted EBITDA(1)
of $667 million, $59 million and $80 million, respectively
In order to position the Company to execute on its business plan, the Company is exploring potential refinancing and deleveraging strategies
The Company has received initial indications of interest from third parties regarding a new ABL and Term Loan facility
The timing and structure of a balance sheet transaction will be impacted by the Company’s near-term liquidity (to be discussed separately)
Will likely require incremental liquidity to fund the Company and may be needed on an expedited basis
1. Incorporates certain business improvement initiatives designed to cut costs.

Appvion Overview

Global leader in specialty coating formulation with diverse end markets

Company Overview

- Headquartered in Appleton, Wisconsin, Appvion is a leading manufacturer of specialty, high value added coated paper products, including thermal, carbonless and security papers
  - Market leading innovative products and services
  - Leading N.A. market position in all major product categories
- Operates through the following segments:
  - *Thermal Segment:* Develops and produces substrates for the transaction and item identification markets i.e. TLE (Tag, Label and Entertainment and POS (Point of Sale)
  - *Carbonless Segment:* Produces carbonless paper, security paper and other specialty paper grades
- Wholly-owned subsidiary of Paperweight Development Corp., which is owned 100% by the Appvion Employee Stock Ownership Plan ("ESOP")
- Has three manufacturing facilities and 10 distribution sites strategically located in North America, Europe and Asia
- ~1,400 employees
- Globally recognized brands with blue chip customers across diverse and attractive end markets
- Low-cost, high value add, converting-focused business model
- LTM Q2 2017 Net Sales of $667 million, Adj. EBITDA of $59 million and Pro Forma Adj. EBITDA of $80 million[(1)]

2016A Financial Overview

Net Sales by Segment



arbonl ess 41%
Thermal 59%

EBITDA by Segment



rbonl ess 53%
Thermal 47%

Net Sales by Geography



[CATEG ORY NAME] [PERCE NTAGE]
United States 77%

Net Sales by Customer



[CATEG ORY NAME] [PERCE NTAGE]
Other 53%
Top 5 Carbonl ess 22%

1. *Pro forma Adj. EBITDA includes the 2017 profit improvement initiatives.*

APPVION 7

Key Credit Highlights
Appvion is the global leader in specialty coating formulation, with a clear value proposition, underpinned by highly visible continuous improvement initiatives
Key Credit Highlights
Experienced Market North American market leader in all Experienced management team Management Leadership major product categories with with proven track record of Team with Track Driven by proprietary technology and expertise achieving cost savings through Record of Proprietary in coating and formulations continuous firm-wide profit
Driving Out Technology and developed over 50+ years improvement initiatives
Costs Expertise
Clear path to drive greater Go-to supplier to a diverse
Long-standing free cash flow through Visible Free group of blue-chip customers
Relationships optimizing volume mix and Cash Flow supported by well-known with a Diverse executing on discrete cost Enhancements brands and long-standing
Customer Base savings initiatives relationships
Vertical
Vertical integration to key raw materials Highly Efficient
Integration to Unique asset base with value-added through long-term supply agreements Operating Key Raw production capabilities, low maintenance provides a meaningful competitive Platform Materials capex requirements and optimal scale to advantage in the current global rising raw Tailored to Fit Mitigates Cost service niche markets material price environment Target Market Volatility

Key Performance Drivers

Successful track record of managing costs through the cycle


Thermal Segment
Carbonless Segment
$65
$10
($19)
($20)
$23
$7
$66
$3
($27)
$12
$8
$62
$80
Business Improvement
FY '14 Adj. EBITDA
TLE
POS
FX Impact
Continuous Improvement
SG&A
Specialty
Carbonless + Security
Continuous Improvement
SG&A
FY '16 Adj. EBITDA
LTM Q2 '17 PF Adj. EBITDA

Thermal Segment	Carbonless Segment	Business Improvement Drivers
TLE • Appvion is the global leader in high value TLE grades • Strong volume growth in TLE driven by attractive end markets (e.g. e-commerce) • High value added product backed by proprietary coating technology supports pricing stability ***POS*** • Appvion has maintained consistent volumes albeit at lower prices as foreign competition has driven down market prices primarily due to a strong US$. Continuous improvement efforts have reduced cost of production each year	***Specialty*** • Building Specialty products to offset secular decline of Carbonless • Targeted Specialty markets (e.g. high speed ink jet, digital paper, etc.) validated by detailed BCG analysis ***Carbonless & Security*** • Predictable declining markets with stable pricing • Managing Carbonless decline, through continuous improvements, removing fixed costs	• In addition to ongoing improvements, management has designed specific Initiatives to increase EBITDA • The Company anticipates the impact from these Initiatives to be ~$20M on a run-rate basis

APPVION 9

Company Overview

History of Appvion

Over a 100-year history of innovating, adapting, and growing

Earliest Known | 1962 | APPLETON PAPERS INC. 1978 | APPLETON PAPERS 1996 | APPLETON 2003 | APPVION *"Applied Innovation"* Current

Significant investment to provide capacity to grow business

1900s–1990s

1907
Appleton founded

1911
Enters **specialty** paper market

1954
Sale of **NCR PAPER** brand – Appleton's first commercial sale

1973
Introduces **thermal chart** and calculator paper

1994
Introduces **Docucheck security papers**

2000–2016

2001
Employees complete buyout

2007
Commercializes Encapsys Technology
- 50+ years of microencapsulation expertise
- Rich in intellectual property
- Robust development pipeline
- Proven lower capital intensity, high cash flow, scalable business model

2008
Makes $105 million Thermal investment at West Carrollton
- State-of-the-art asset base installed and operating
- Expanding margins and cash flow with mix shift

2008
Sells BemroseBooth

2009
Sells packaging business

2010
Sells performance films

2012
Enters unique **base paper supply agreement**

2015
Sells Encapsys for $208mm

2016
Engages Boston Consulting Group ("BCG") to assist in evaluating **growth opportunities in core and adjacent markets**

2016
Resolved Environmental Liability
$25mm for Fox River completed in 2016

2017+

2017+
Focus on **growing TLE**, **specialty** and other attractive end markets, cost improvement and margin expansion on the horizon

Divested non-core assets to focus on core markets

APPVION 11

Physical Infrastructure

Strategic, Flexible, and Low Cost Supply Infrastructure

Overview

Supply

- 15 year contract with Domtar for all base stock purchases at Appleton and West Carrollton
- Domtar asset base is 1st tier in cost and quality
- Domtar price adjusts based on their inputs and not on highly volatile pulp indexes

Manufacturing

- Well maintained and optimized facilities with sufficient capacity to meet Appvion's 5-year plan
  - Invested ~$76 million from '12-'16 in manufacturing facilities
  - Largest, fastest North American coater with top coating capabilities at West Carrollton

Delivery

- Highly efficient platform capable of serving both domestic and international markets
  - Best-in-class delivery times and customer service due to strategic distribution footprint

Continuous Improvement

- Continues to drive waste elimination through well-established process methodologies
- Partnership with Domtar to drive mutual operational / cost benefits

Strategic Operating Platform[1]

Appleton, WI (Coating)

- 3 Carbonless Coaters 80,000 tons capacity
- 3 Thermal Coaters 105,000 tons capacity
- Thermal and Specialty paper, and contract coating





West Carrollton, OH (Coating)

- Thermal TLE / POS
- 1 Coater - ~110,000-130,000 Tons/Year
- Added TLE Top Coating (2016)


Portland, OR
Burlington, Ontario
Middletown, PA
Monroe, OH
Kansas City, KS
Ontario, CA
McDonough, GA
Birmingham, England
Utrecht, Netherlands
Kuala Lumpur, Malaysia

Roaring Spring, PA (Paper Mill)

- Carbonless, Security and Specialty Grades
- 3 Paper Machines with On-Machine Coating – ~132,000 Tons/Year
- Bleached Kraft Pulp Mill 100% Hardwood – ~100,000 Tons/Year



Coating Facility
Integrated Paper Mill
Distribution Center Sites

1. Tons/Year figures correspond to effective capacity.

APPVION 12

Customer Overview

Go-to supplier to a diverse group of blue-chip customers supported by well-known brands and long-standing relationships

	Thermal Segment	Carbonless Segment
Customer Relationships Drivers	• Sophisticated buyers with demanding qualification requirements • High switching costs driven by product specificity / technology	• Merchants / distributors aggregate demand on behalf of various supply chain participants • Highly contracted / relationship driven market
Key Brands	Alpha® PolyTherm® Résiste® ThermArt®	DocuCheck, NCR PAPER
Select Customers *(Relationship Length)*	Avery Dennison *(20+ years)* ICONEX *(20+ years)* igt *(20+ years)* mactac *(5+ years)* RR Donnelley *(15+ years)* UPM Raflatac *(10+ years)*	Central National-Gottesman Inc. *(20+ years)* Harland Clarke *(20+ years)* RR Donnelley *(15+ years)* Veritiv *(20+ years)*
Select End Users	amazon, FedEx, Harrah's Casinos, McDonald's, Powerball, Walmart	***Any company using multi-part business forms and/or security papers.***

APPVION 13

Business Evolution
Track record of shifting mix to attractive and growing end markets
Thermal Segment
Overview Volume by Product
ï,— Targeted shift in Thermal mix to higher growth, 212k mission critical TLE products 192k 198kï,— Rightsized POS volume represents upside in a 81k 81k 85k rising POS price environment
ï,— Well positioned to capitalize on growing TLE market due Appvion’s leading market position, 117k 131k 106k proprietary coating technology and cost advantage
FY 2014 FY 2016 FY 2019 Target TLE POS
Carbonless Segment
Overview Volume by Product
Ongoing transformation of Carbonless segment 182k with growth into adjacent markets 154k
34k
133k
Continuing to fill low-cost Carbonless volume at 28kst
23k
Spring Mill site while removing fixed costs
113k
92k 69k
With the support of BCG, Appvion has identified specific higher margin adjacent specialty markets 18k in which the Company’s capabilities and asset 22k 18k
13k 16k 23k
base offer an attractive value proposition FY 2014 FY 2016 FY 2019 Target
Specialty Security Rolls Sheets

Profit Improvement Initiatives

Track Record of Driving Cost Savings with Meaningful Identified Opportunities

($ in Millions)

2017 Executed / Run-rate Cost Savings



$32
~$4
$13
$45
~$11
2017 Realized Savings
Run-rate of Executed Savings
2017 Annualized Savings
Project 1 – 2017 impact
Continuous profit improvement

Best in Class Profit Improvement Process

- Built on tested process enhanced by BCG
- All programs have robust documentation and planning
- All initiatives are resourced
- Senior leadership team holds weekly status meetings
- Monthly deep dives on projects
- Ongoing process to determine additional opportunities and next initiative

Specific Profit Improvement Initiatives

The Initiatives are expected to generate ~$20M+ of incremental EBITDA on a run-rate basis

- Implementation began in Q1 2017
- $4.4 million expected to be realized through year-end 2017

APPVION

15

Visible Growth and Margin Expansion Opportunities

Clear path to step-change in earnings through new product introductions, international expansion and a continued focus on productivity / cost improvement initiatives

$62mm

2016A Adj. EBITDA

R&D / New Product Development

- Leverage industry-leading research and development practice to drive:
  - Cost reduction
  - Product line extension
  - New product development
  - Technology transfer
- ~$27mm R&D investment in the last 3 years

Thermal Growth

- Continue the use of innovation / new products to create additional value and competitive advantage
- Utilize lower cost, high-technology coater to drive growth
- Leverage status as market leader to grow international market share
- Grow higher-margin TLE products while simultaneously optimizing POS capacity

Carbonless / Specialty Evolution

- Continue to leverage stable cash flows from carbonless to fund growth in other products
- Strategic shift into higher growth markets
- Maximize utilization of existing assets through new specialty products outside of carbonless
- Continued focus on cost reduction and inventory optimization
- Strong pipeline of actionable specialty product development projects

Continued Cost and Margin Improvements

- Appvion continues transformation to a higher-margin, higher value-add, low fixed-cost producer
- Continue journey to enhance lower cost manufacturing position
- Focus on driving continuous improvement to achieve an even more efficient cost structure
- Robust, company-wide pipeline of cost-reduction initiatives

~$83mm

2018P Adj. EBITDA

Appvion has a proven history of innovation / new product development and a strong track record of cost improvement

APPVION 16

Thermal Paper Segment Overview

Best-in-class Thermal Platform

Segment Highlights

- Leading global producer of thermal papers – one of the fastest growing specialty paper grades globally
  - Leading position in North America
  - Low-cost, asset-light coating capabilities with effective integration into base stock
- Proprietary coating technology developed over 50+ years
  - Invented segment and led market with all major innovations
  - Technical know-how and strong patent position
- Executing ongoing strategy to shift mix to higher margin mission critical products
  - Leverage recent investment in West Carrollton coater to support growth in higher value TLE
  - Continue to leverage extensive technical know-how in reactive chemistry to launch new products into adjacent markets
- Continuous improvements to enhance quality, service and cost positions

Illustrative Products



Tag

- Event and cinema tickets, retail tags, boarding passes, sporting events



Label

- Baggage tags, retail labels, package labeling, industrial, distribution



Entertainment

- Lottery tickets, sports booking, tote/wagering, and keno



Point of Sale

- Merchandise receipts, ATM receipts, coupons, and gas receipts

Key Customers

Laminators / Converters

Avery Dennison, Iconex, igt, mactac, RR Donnelley, UPM Raflatac

End Users

amazon, FedEx, Harrah's Casinos, McDonald's, Powerball, Walmart

2016A Sales by Product Type

Volume (tons)	Sales ($M)
198k tons	$405 million



POS
81k
TLE
117k



POS
$138
TLE
$267

Average Price

TLE: ~$2,280/Ton
POS: ~$1,710/Ton

APPVION 18

Multiple Touch Points Across the Thermal Value Chain
Value Added Technology Benefits
Resistance to fading, wear and tear
Products are designed for recycling
Tag upon use
Quality image design with four-color
backside printing
Adaptable design for varying label
applications
TLE Label Excellent bar-code contrast and
resistance for sharp images
Color and black and white applications
High-definition graphics
Bar-code capability
Entertainment Reverse-side coating that allows for
small print items
Fast printing, with excellent graphics
POS Diverse product line, tailored to
application-specific needs
Thermal Value Chain
Flow of Product
Thermal papers are sold directly to converters who Laminators cut and rewind large rolls into small rolls, print and further process the paper based on end-user requirements
Converters
Tag &
Label POS Entertainment

Carbonless Segment Overview

Best-in-class Carbonless Platform Well Suited to Serve Growing Specialty Paper Markets

Segment Highlights

- Leading manufacturer and converter of specialty papers and other coated products
  - North American leader in Carbonless and Security Paper
- History of bringing next-generation products to market
  - R&D team continues to develop innovative coating formulations to meet emerging needs
- Low-cost, flexible manufacturing assets with broad capabilities
  - Roaring Spring is an integrated pulp and paper mill with on-machine coating providing a competitive cost advantage
  - Appleton coating facility is largely variable cost
- Focused on growing market segments that leverage asset and technology base
  - Reposition production of Roaring Spring mill towards growing specialty segments to maintain full utilization
  - Optimize off-machine coating at Appleton

Key Customers

Distributors / Merchants / Printers

Central National-Gottesman Inc.

HARLAND CLARKE

RR DONNELLEY

Veritiv

Illustrative Products



Carbonless

- Production orders, expense reports, packing slips, credit applications, purchase requisitions, medical forms, delivery receipts and parking tickets



Security

- Products include financial documents, vehicle titles, vital records, and other at risk documents



Specialty Paper

- Menus, tags, banners, bookcovers, invoices, brochures, bulletins, catalogs, coupons, flyers, cards, labels, manuals, maps, posters, signs

2016A Financial Breakdown

Volume (tons)	Sales ($)
153k tons	*$285 million*



Security
12%
Specialt
y
11%
Carbonl
ess
77%



[CATEG
ORY
NAME]
[PERCE
NTAGE]
[CATEG
ORY
NAME]
[PERCE
NTAGE]

APPVION

21

Segment Market Overview



Carbonless
FY '16 Sales: $229mm



Security
FY '16 Sales: $31mm



Specialty
FY '16 Sales: $25mm

Shifting capacity to Specialty products while maintaining full utilization of Roaring Spring mill

	Carbonless	Security	Specialty
Differentiation	• Relationship / supply chain driven market and with revenues largely contracted	• Bifurcated market: low-end (checks and money orders) and high-end (financial and identity application) • Highly specified application	• High value add products requiring advanced coating technology and technical know-how • Continuous innovation to meet emerging customer demands
Competition	• North America market share: ▪ Appvion: 53% ▪ Glatfelter: 38%	• Appvion participates in the high end of the market, along with Rolland Enterprises	• Fragmented market
Other	• 60-year merchant relationships • Gradual shift away from carbonless to fill capacity with higher growth Specialty volumes	• Key differentiators: price, product quality, customer service, innovation and manufacturing flexibility	• Targeted adjacent markets supported by BCG study
Volume	• Predictably declining volume (~3% per annum globally)	• North America represents an addressable market of 39k tons (volumes declining at ~3% per year)	• Significant market opportunities in high-speed inkjet papers (~8% CAGR) and other digital print (6-14% CAGR) • Grew capacity by 25% from FY14-FY16
Price	• Historical pricing growth is ~1-2% per annum	• Historical pricing growth is ~2% per annum	• Stable to growing pricing driven by technical product requirements

APPVION 22

Ability to Drive Channel Expansion with Existing Customers
Flow of Product
Flow of Insight
Carbonless Security Specialty
Merchants / Distribution
Merchants, Stores, Wholesalers, Online
Forms Distributors Trade Roll Printers Roll Printers Sheet Printers
Numerous Independents
End Users
Any company using multi-part business forms and/or security papers.

Historical Financial Summary

Financial Highlights
Performance improvement measures beginning to take hold in FY 2016
Net Sales by Segment Pro Forma Adjusted EBITDA by Segment
($ in millions) ($ in millions) (Margin %) $765 $700 $690 $667 $80
$65 $21 $62 $415 $51 12.0% $373 $405 $392 8.5% $9 8.9%
$28 $30 $24 7.3%
$49 $349 $327 $41 $36 $285 $275 $35
($4) ($7) ($3) ($1) 2014 2015 2016 LTM Q2 ‘17
(1)
2014 2015 2016 PF LTM Q2 ‘17 Thermal Carbonless Thermal Carbonless Corp. Cost Savings PF Adj. EBITDA Margin
Capital Expenditures Free Cash Flow (3)
($ in millions) (% Sales) ($ in millions) (% Margin)
$61
$16 $50
$14 $15 $47
$3 $13
$1 $37
$7 $4
$6 $6 9.1% 1.9% $1 1.7% $1 6.8% 1.3% 6.5% 1.1% 5.3%
$7 $7 $7 $8
(4)
2014 2015 2016 LTM Q2 ‘17 2014 2015 2016 PF LTM Q2 ‘17 Maintenance Cost Reduction / Efficiency Discrete Growth Capex Projects FCF FCF Margin Boiler MACT (2) % of Sales (ex. one-time costs Source: Company filings, management.
1. Includes the 2017 profit improvement initiatives.
2. Boiler MACT-related expenses are as follows: 2015 – $1mm; 2016 – $7mm.
3. Free Cash Flow defined as Pro Forma Adj. EBITDA less CapEx.
4. Includes the 2017 profit improvement initiatives, net of ~$6mm in upfront costs to achieve.

Quarterly Financials

Net Sales by Segment



$181
$174
$169
$167
$167
$164
$102
$101
$102
$101
$95
$95
$79
$73
$68
$66
$72
$69
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Thermal
Carbonless

Adjusted EBITDA by Segment



$17
$13
$14
$17
$14
$14
$7
$9
$7
$7
$5
$5
$11
$6
$9
$9
$10
$9
($1)
($1)
($1)
$1
($1)
$0
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Thermal
Carbonless
Corporate/Other

Source: Company filings, management.

Commentary

Thermal

2016:

- TLE volume in 2016 grew 10.6%
- POS volume down slightly at (0.7%)
- Average TLE price in 2016 of $2,284 was 0.6% higher than 2015
- Average POS price in 2016 was $1,708 but Q4 average price was $1,634 due to increased foreign competition

Q2 2017:

- Thermal volume decreased 3.0% overall compared to Q2 2016 as a result of significant pricing headwinds and POS thermal paper at historical lows somewhat offset by continuous TLE growth
  - POS down (13.1%) and TLE up 4.0%

Carbonless

2016:

- Carbonless volume down 10.4% in 2016 but down 5.2% in Q4 as comparables improved
- Carbonless specialty volume grew 13.4%

Q2 2017:

- Strong volume in the carbonless segment up 2.6% from Q2 2016
- Volume and net sales holding steady for five straight quarters
- Specialty paper volume is up 21% compared to Q2 2016; H1 2017 up 29% compared to H1 2016

EBITDA

2016:

- Thermal increased in 2016 to $30.2 million from $9 million in 2015
- Carbonless declined from 2015 of $49 to $35 due to volume decline and lower average prices both domestic and international

Q2 2017:

- EBITDA increased $0.8 million year-over-year despite lower net sales as a result of significant pricing headwinds and point-of-sale thermal paper at historical lows
- Continued profit improvement initiatives, manufacturing performance, lower mill and SG&A spend offset unfavorable price/mix

APPVION

26

Projected Financial Summary

Projected Financial Summary
Discrete profit improvement initiatives drive step change in earnings potential
Net Sales by Segment Adjusted EBITDA by Segment
($ in millions) ($ in millions) (Margin %)
$679 $666 $675 $685 $687 $100 $97 $93 $83
14.2% 14.6%
13.7% $402 $420 $431 $443 $449 $62 12.4% $55 $62 $64 $49
9$ .1% 32 $277 $247 $244 $242 $238 $40 $45 $43 $43 $34
2017 2018 2019 2020 2021 ($4) ($7) ($7) ($7) ($7) 2017 2018 2019 2020 2021 Thermal Carbonless Thermal Carbonless Corp. Adj. EBITDA Margin
Capital Expenditures Free Cash Flow (1)
($ in millions) (% Sales) ($ in millions) (% Margin)
$85 $88 $81 $71
$12 $12 $12 $12
$11 $51
1.8% 1.8% 1.8% 1.7% 12.8%
1.6% 12.0% 12.5%
10.6%
7.5%
2017 2018 2019 2020 2021 2017 2018 2019 2020 2021
Total CapEx % of Sales FCF FCF Margin
1. Free Cash Flow defined as Adj. EBITDA less CapEx.

2016A – 2018E Bridge
($ in millions)
2016A – 2017E Bridge
Carbonless Segment Thermal Segment
$100
$80
$62 $62
$60
$3 $1 $0 $0 $2 $1 $1
$40
$20
$0
2016A Adj. Contribution Fixed Costs SG&A / Other Contribution Fixed Costs SG&A / Other Corporate / 2017E Adj.
EBITDA Margin Margin Other EBITDA
2017E – 2018E Bridge
Carbonless Segment Thermal Segment
$100
$80 $22 $0 $4
$4
$83
$60 $18 $1
$11
$62
$40
$20
$0
2017E Adj. Contribution Fixed Costs SG&A / Other Contribution Fixed Costs SG&A / Other Corporate / 2018E Adj.
EBITDA Margin Margin Other EBITDA

Notice to Investors
This Presentation (together with any and all attendant oral information, the “Presentation”) has been prepared by Paperweight Development Corp. and its affiliates (“Appvion”, the “Company,” “we” or “us,” as the context may require) solely as a summary document for informational purposes (as further described below). The disclosure of this Presentation to each recipient hereof is subject to the terms and conditions of that certain non-disclosure agreement (“NDA”) previously executed between the Company and such recipient. We understand the recipient to be a financial advisor to certain of the Company’s secured noteholders, each of whom is a sophisticated institutional “accredited investor” within the meaning of rule 501(a) under the US Securities Act of 1933, as amended (the “Securities Act”) and an “institutional account” (as defined in Rule 4512(c) of the Financial Industry Regulatory Authority). We ask that the recipient inform us immediately if that is not the case.
This Presentation and any associated information and materials provided heretofore, herewith or hereafter, whether communicated in written, electronic or oral form (collectively, the “Materials”), are being furnished solely for the purpose of enabling the recipient to determine whether it wishes to proceed with any further investigation of the Company and/or any transaction therewith (each, a “Transaction”). The Materials are not intended to form the basis of any investment decision and do not attempt to present all the information that prospective investors may require for purposes of making an investment decision. The Company anticipates providing prospective investors with the opportunity to ask questions, receive answers, obtain additional information and complete their own due diligence review concerning the Company prior to entering into any definitive agreement relating to any possible Transaction among the Company and such investors. By accepting delivery of these Materials, each recipient of the Materials agrees to undertake and rely on its own independent investigation and analysis and consult with its own attorneys, accountants and other professional advisors regarding the Company and the merits and risks of participating in any Transaction, including all related legal, investment, tax and other matters.
Each recipient acknowledges that: (a) all information included in the Materials and otherwise furnished in connection with any transaction is submitted to such recipient on a strictly and permanently confidential basis, except as otherwise expressly agreed by the Company, (b) any reproduction or further distribution of the Materials or any such information is prohibited, (c) by accepting delivery of this Presentation, each recipient of Materials agrees that neither such recipient nor any of its employees, agents or advisors will use the Materials or any such information for any purpose other than evaluating the Company and any Transaction, (d) except as indicated below or otherwise expressly agreed by the Company, each recipient of Materials also agrees not to disclose to any person the fact that such recipient has been furnished with Materials or any such information or any terms, conditions or other information with respect to the Company or any Transaction, and (e) by accepting delivery of this Presentation, each recipient of Materials agrees that, if such recipient decides not to further evaluate the Company or any Transaction, or if the Company or its financial advisor, Guggenheim Securities, LLC (“Guggenheim Securities”), so requests at any time, such recipient will promptly return to the Company or Guggenheim Securities all Materials furnished to it in connection the Transaction without retaining any copies thereof.
None of Guggenheim Securities or any of its subsidiaries, affiliates, directors, officers, employees, representatives, consultants, legal counsel and/or agents has independently verified the accuracy and/or completeness of this Presentation and any other Materials, including without limitation any estimates or financial forecasts or projections. None of the Company, Guggenheim Securities or any of their respective subsidiaries, affiliates, directors, officers, employees, representatives, consultants, legal counsel and/or agents (i) makes any representation, guaranty or warranty (express or implied) as to the accuracy or completeness of this Presentation or any other Materials, including without limitation any estimates or financial forecasts or projections; or (ii) will have any responsibility, obligation or liability with respect to any information contained in, or for any omissions from, this Presentation or any other
Materials and/or any other written or oral communication transmitted to the recipient in the course of such recipient’s investigation and evaluation of the Company and any Transaction.
Until the execution of definitive documentation relating to any Transaction, the Company reserves the right, in its sole discretion and for any reason, to modify or amend the terms of such Transaction, to approve or disapprove any prospective lender or other investor, to accept or reject, in whole or in part, any request by an investor to participate as lender, participant or otherwise in such Transaction, to allocate to any investor a smaller portion of such Transaction than the amount sought by such investor and to withdraw from any further discussions, negotiations or transaction. None of the Company or Guggenheim Securities will have any liability or obligation whatsoever to any prospective investor in the event of any of the foregoing.

Notice to Investors (Continued)
This Presentation speaks as of the date hereof. Neither the delivery of this Presentation nor any eventual consummation of any Transaction shall, under any circumstances, imply that the information contained herein is correct as of any future date or that there has been no change in the affairs of the Company after the date hereof. Nothing contained herein is, or should be relied upon as, a promise or representation as to future performance. None of the Company or Guggenheim Securities undertakes any obligation to update, correct or otherwise revise this Presentation or any other Materials.
This Presentation is intended solely for the use of the recipient to whom it is initially provided. This Presentation does not constitute an offer to sell to or solicitation of an offer to purchase from any investor or in any jurisdiction in which such an offer or solicitation is not authorized or would be unlawful. Each investor must comply with all legal requirements in each jurisdiction in which it purchases, offers or sells any portion of any Transaction or possesses this Presentation or any other Materials, and must independently obtain any consent, approval or permission required by it in connection with any Transaction. The Company and Guggenheim Securities make no representation or warranty regarding, and shall have no responsibility for, the legality of an investment or other participation in any Transaction under any investment, securities or similar laws. Prospective investors are not to construe the contents of this Presentation or any other Materials as investment, legal, business or tax advice of any kind.
This Presentation may contain descriptions of a Transaction and certain other documents relevant to a Transaction that do not set forth all the information that is included in or may be derived from those documents. Prospective investors should read the complete text of the documents carefully and in their entirety prior to making any investment decision. Copies of documents may be requested from Guggenheim Securities.
By accepting delivery of this Presentation, each recipient will be deemed to acknowledge and agree to the matters above. In addition, and without limiting the foregoing, as the Company’s financial advisor, Guggenheim Securities has obligations solely to the Company and will be entitled to be paid a fee or fees upon the successful consummation of certain Transactions or otherwise pursuant to the terms of its engagement letter. By accepting this Presentation, each recipient hereby acknowledges and agrees that neither Guggenheim Securities nor any of its subsidiaries, affiliates, directors, officers, employees, representatives, consultants, legal counsel and/or agents (i) is acting as a financial advisor, private placement agent, arranger or in any other advisory capacity to such recipient (with respect to any Transaction or otherwise) or (ii) owes such recipient any duty of loyalty or care (whether in contract, in tort or otherwise) with respect to the Presentation, any other Materials or any Transaction, in all cases notwithstanding any commercial relationship that may currently exist or have previously existed between such recipient and Guggenheim Securities or any of its subsidiaries, affiliates, directors, officers, employees, representatives or consultants, legal counsel and/or agents.